UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 15, 2018

RELIANT BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective April 15, 2018, Reliant Bancorp, Inc. (“Reliant Bancorp”) and its wholly owned subsidiary, Reliant Bank, entered into new employment agreements with DeVan D. Ard, Jr., President and Chief Executive Officer, and Louis E. Holloway, Chief Operating Officer. Effective April 15, 2018, Reliant Bancorp entered into a new employment agreement with J. Daniel Dellinger, Executive Vice President and Chief Financial Officer, and Reliant Bank entered into employment agreements with Terry M. Todd, Executive Vice President and Chattanooga Market President, and John R. Wilson, Executive Vice President and Chief Loan Officer. The employment agreement for each of Messrs. Ard, Dellinger, Holloway, and Todd replaces the executive’s previous employment agreement, which has been terminated. The terms of the employment agreements are summarized below.

DeVan D. Ard, Jr.

Mr. Ard’s employment agreement provides for a two-year term which extends annually for an additional one year period (such that the remaining term of the employment agreement at the time of such extension will be two years), unless terminated in advance of any such extension by Reliant Bancorp and Reliant Bank (together, “Reliant”) or Mr. Ard. Pursuant to the terms of the employment agreement, Mr. Ard will receive an annual base salary of $410,000 and will be eligible to receive annual incentive compensation as determined by, and based on performance measures established by, the board of directors.

If Mr. Ard’s employment is terminated by Reliant without cause (as defined in the employment agreement) or by Mr. Ard for good reason (as defined in the employment agreement) during the term of the employment agreement (and not within 12 months following a change in control (as defined in the employment agreement)), he will be entitled to severance benefits equal to one times his annual base salary as of the date of termination. Additionally, Reliant will pay for health insurance continuation coverage for Mr. Ard and his dependents for up to 12 months. If, within 12 months following a change in control, Mr. Ard’s employment is terminated by Reliant (or its successor) without cause or by Mr. Ard for good reason, he will be entitled to receive severance benefits equal to two times his annual base salary as of the date of termination, along with the payment by Reliant of health insurance continuation coverage for Mr. Ard and his dependents for up to 18 months.

J. Daniel Dellinger

Mr. Dellinger’s employment agreement provides for a one-year term which renews automatically for successive one-year terms, unless terminated in advance of any such renewal by Mr. Dellinger or Reliant Bancorp. Pursuant to the terms of the employment agreement, Mr. Dellinger will receive an annual base salary of $245,000 and will be eligible to receive annual incentive compensation as determined by, and based on performance measures established by, the board of directors.

If Mr. Dellinger’s employment is terminated by Reliant Bancorp without cause (as defined in the employment agreement) or by Mr. Dellinger for good reason (as defined in the employment agreement) during the term of the employment agreement (and not within 12 months following a change in control (as defined in the employment agreement)), he will be entitled to severance benefits equal to one times his annual base salary as of the date of termination. Additionally, Reliant Bancorp will pay for health insurance continuation coverage for Mr. Dellinger and his dependents for up to 12 months. If, within 12 months following a change in control, Mr. Dellinger’s employment is terminated by Reliant Bancorp (or its successor) without cause or by Mr. Dellinger for good reason, he will be entitled to receive severance benefits equal to one and one-half times his annual base salary as of the date of termination, along with the payment by Reliant Bancorp of health insurance continuation coverage for Mr. Dellinger and his dependents for up to 18 months.

Louis E. Holloway

Mr. Holloway’s employment agreement provides for a two-year term which extends annually for an additional one year period (such that the remaining term of the employment agreement at the time of such extension will be two years), unless terminated in advance of any such extension by Reliant or Mr. Holloway. Pursuant to the terms of the employment agreement, Mr. Holloway will receive an annual base salary of $300,000 and will be eligible to receive annual incentive compensation as determined by, and based on performance measures established by, the board of directors.

If Mr. Holloway’s employment is terminated by Reliant without cause (as defined in the employment agreement) or by Mr. Holloway for good reason (as defined in the employment agreement) during the term of the employment agreement (and not within 12 months following a change in control (as defined in the employment agreement)), he will be entitled to severance benefits equal to one times his annual base salary as of the date of termination. Additionally, Reliant will pay for health insurance continuation coverage for Mr. Holloway and his dependents for up to 12 months. If, within 12 months following a change in control, Mr. Holloway’s employment is terminated by Reliant (or its successor) without cause or by Mr. Holloway for good reason, he will be entitled to receive severance benefits equal to two times his annual base salary as of the date of termination, along with the payment by Reliant of health insurance continuation coverage for Mr. Holloway and his dependents for up to 18 months.

Terry M. Todd

Mr. Todd’s employment agreement provides for a one-year term which renews automatically for successive one-year terms, unless terminated in advance of any such renewal by Mr. Todd or Reliant Bank. Pursuant to the terms of the employment agreement, Mr. Todd will receive an annual base salary of $235,000 and will be eligible to receive annual incentive compensation as determined by, and based on performance measures established by, the board of directors.

If Mr. Todd’s employment is terminated by Reliant Bank without cause (as defined in the employment agreement) or by Mr. Todd for good reason (as defined in the employment agreement) during the term of the employment agreement (and not within 12 months following a change in control (as defined in the employment agreement)), he will be entitled to severance benefits equal to one times his annual base salary as of the date of termination. Additionally, Reliant Bank will pay for health insurance continuation coverage for Mr. Todd and his dependents for up to 12 months. If, within 12 months following a change in control, Mr. Todd’s employment is terminated by Reliant Bank (or its successor) without cause or by Mr. Todd for good reason, he will be entitled to receive severance benefits equal to one and one-half times his annual base salary as of the date of termination, along with the payment by Reliant Bank of health insurance continuation coverage for Mr. Todd and his dependents for up to 18 months.

John R. Wilson

Mr. Wilson’s employment agreement provides for a two-year term which extends annually for an additional one year period (such that the remaining term of the employment agreement at the time of such extension will be two years), unless terminated in advance of any such extension by Reliant Bank or Mr. Wilson. Pursuant to the terms of the employment agreement, Mr. Wilson will receive an annual base salary of $270,000 and will be eligible to receive annual incentive compensation as determined by, and based on performance measures established by, the board of directors.

If Mr. Wilson’s employment is terminated by Reliant Bank without cause (as defined in the employment agreement) or by Mr. Wilson for good reason (as defined in the employment agreement) during the term of the employment agreement (and not within 12 months following a change in control (as defined in the employment agreement)), he will be entitled to severance benefits equal to one times his annual base salary as of the date of termination. Additionally, Reliant Bank will pay for health insurance continuation coverage for Mr. Wilson and his dependents for up to 12 months. If, within 12 months following a change in control, Mr. Wilson’s employment is terminated by Reliant Bank (or its successor) without cause or by Mr. Wilson for good reason, he will be entitled to receive severance benefits equal to two times his annual base salary as of the date of termination, along with the payment by Reliant Bank of health insurance continuation coverage for Mr. Wilson and his dependents for up to 18 months.

Each of the employment agreements described above contains covenants relating to nonsolicitation of customers and employees which apply for 12 months following the termination of the executive’s employment. Additionally, each of the employment agreements contains covenants restricting the executive’s ability to affiliate with any person or group of persons proposing to establish a new bank or other financial institution     for 12 months following the termination of the executive’s employment. Further, each of the employment agreements provides that the executive is entitled to certain perquisites and employee benefits generally made available to Reliant executive officers.

The foregoing descriptions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to the employment agreements, copies of which are filed herewith as Exhibits 10.1 to 10.5 and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement, dated as of April 15, 2018, by and among DeVan D. Ard, Jr., Reliant Bancorp, Inc., and Reliant Bank.*

10.2	Employment Agreement, dated as of April 15, 2018, by and between James Daniel Dellinger and Reliant Bancorp, Inc.*
10.3	Employment Agreement, dated as of April 15, 2018, by and among Louis E. Holloway, Reliant Bancorp, Inc., and Reliant Bank.*
10.4	Employment Agreement, dated as of April 15, 2018, by and between Terry M. Todd and Reliant Bank.*

10.5	Employment Agreement, dated as of April 15, 2018, by and between John R. Wilson and Reliant Bank.*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: April 19, 2018
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr. Chairman, President, and Chief Executive Officer

EXHIBIT INDEX

10.1	Employment Agreement, dated as of April 15, 2018, by and among DeVan D. Ard, Jr., Reliant Bancorp, Inc., and Reliant Bank.*

10.2	Employment Agreement, dated as of April 15, 2018, by and between James Daniel Dellinger and Reliant Bancorp, Inc.*
10.3	Employment Agreement, dated as of April 15, 2018, by and among Louis E. Holloway, Reliant Bancorp, Inc., and Reliant Bank.*
10.4	Employment Agreement, dated as of April 15, 2018, by and between Terry M. Todd and Reliant Bank.*

10.5	Employment Agreement, dated as of April 15, 2018, by and between John R. Wilson and Reliant Bank.*

*Filed herewith